Filed pursuant to Rule 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED NOVEMBER 22, 2024

TO THE

STERLING CAPITAL BEHAVIORAL INTERNATIONAL EQUITY FUND SUMMARY PROSPECTUSES,

CLASS A AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary with respect to the Sterling Capital Behavioral International Equity Fund in the Class A, Class C, Institutional and Class R6 Shares Summary Prospectuses, the Class A and Class C Shares Prospectus, the Institutional and Class R6 Shares Prospectus, and the Statement of Additional Information, each dated February 1, 2024, as supplemented:

The Board of Trustees of Sterling Capital Funds has approved the liquidation of the Sterling Capital Behavioral International Equity Fund (the “Fund”). The liquidation is expected to occur on or about January 24, 2025 (the “Liquidation Date”). As of the date hereof, shares of the Fund are no longer being offered for sale.

Prior to the Liquidation Date, you may sell your Fund shares, including reinvested distributions, in accordance with the “Selling Your Shares” section of the Fund’s prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. You may wish to consult your tax advisor about your particular situation.

Prior to the Liquidation Date, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and may invest in cash, or cash equivalents such as money market funds, until all Fund shares have been redeemed and liquidation proceeds distributed to Fund shareholders.

ANY SHAREHOLDERS WHO HAVE NOT SOLD THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions about the liquidation.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares and any distributions from your retirement account. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. For additional information regarding the liquidation, shareholders of the Fund may call 1-800-228-1872.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES AND THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUPP-11222024